Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
The Plan held 120,207 shares and 105,326 shares of common stock of the Company, the sponsoring employer, valued at $10.7 million and $19.4 million at December 31, 2025 and 2024, respectively. The investment and transactions in this investment qualify as party-in-interest transactions which are exempt from the prohibited transaction rules of ERISA.
Plan investments include shares of mutual funds managed by Fidelity, the custodian as defined by the Plan; therefore, transactions in these investments qualify as exempt party-in-interest transactions.
Certain employees of the Plan Sponsor provide administrative services to the Plan. These services are provided at no cost to the Plan.
Party-in-interest transactions also include loans made to participants.